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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): November 20, 2003


                            NATIONAL CITY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-10074                34-1111088
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(State or Other Jurisdiction       (Commission File           (IRS Employer
     of Incorporation)                  Number)             Identification No.)



1900 East Ninth Street, Cleveland, Ohio                         44114-3484
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (216) 222-2000
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On November 20, 2003, National City Corporation (NYSE: NCC) issued a news release announcing that National City entered into a definitive agreement to acquire Allegiant Bancorp, Inc. (NASDAQ: ALLE), a $2.5 billion asset bank holding company headquartered in St. Louis, Missouri that operates a 37-branch network in the metropolitan area. The Agreement and Plan of Merger, a copy of the news release and additional information are attached to this Form 8-K as exhibits 2, 99.1 and 99.2, respectively. National City shall furnish a copy of the disclosure schedules to the Commission upon the Commission's request.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired:  Not applicable

(b) Pro Forma Financial Information:  Not applicable

(c) Exhibits:     2 - Agreement and Plan of Merger
                  99.1 - News Release dated November 20, 2003
                  99.2 - Additional information




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              National City Corporation
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                                                       (Registrant)


Dated: November 20, 2003                      By /s/ David L. Zoeller
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                                              David L. Zoeller
                                              Executive Vice President and
                                              General Counsel


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